Exhibit 99.1

Exhibit 99.1

ARTHUR J. GALLAGHER & CO.

Investment Presentation

February 2014

Information Regarding Forward-Looking Statements

This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. When used in this presentation, the words “anticipates,” “believes,” “contemplates,” “see,” “should,” “could,” “estimates,” “expects,” “intends,” “plans” and variations thereof and similar expressions, are intended to identify forward-looking statements. Examples of forward-looking statements in this presentation include, but are not limited to, statements relating to: (i) our debt levels and plans to borrow; (ii) the state of the economy and our industry (including combined ratios for insurance companies, insurance rates, P&C pricing, exposure units and the existence of a hard or firming market); (iii) drivers and expected levels of organic growth; (iv) our pace of, and expected sources of funding for, acquisition activity (including our pace of expansion outside the United States); (v) increasing productivity; (vi) the financial condition of the company; (vii) total shareholder return; (viii) efficiencies and capabilities generated by system improvements; (ix) the impact of expense reduction initiatives; and (x) the earnings impact of, and developments relating to, our clean energy investments. Important factors that could cause actual results to differ materially from those in the forward-looking statements include the following:

•

Changes in worldwide and national economic conditions (including an economic downturn and uncertainty regarding the European debt crisis), changes in premium rates and in insurance markets generally, changes in the insurance brokerage industry’s competitive landscape, changes in the regulatory environment, our inability to identify appropriate acquisition targets at the right price, and the difficulties inherent in combining the cultures and systems of different companies could impact (i) – (xi) above; and

•

Risks and uncertainties related to Gallagher’s clean energy investments – including uncertainties related to political and regulatory risks, including potential actions by Congress or challenges by the IRS eliminating or reducing the availability of tax credits under IRC Section 45 retroactively and/or going forward; the ability to maintain and find co-investors; the potential for divergent business objectives by co-investors and other stakeholders; plant operational risks, including supply-chain risks; utilities’ future use of, or demand for, coal; the market price of coal; the costs of moving a clean coal plant; intellectual property risks; and environmental risks –could impact (xii) above.

Please refer to Gallagher’s filings with the SEC, including Item 1A, “Risk Factors,” of its Annual Report on Form 10-K for the fiscal year ended December 31, 2013, for a more detailed discussion of these and other factors that could impact its forward-looking statements.

2

Information Regarding Non-GAAP Measures

This presentation includes references Adjusted EBITDAC, Adjusted EBITDAC margin, Adjusted Revenues, Adjusted Operating Expense Ratio and Organic Growth, which are measures not in accordance with, or an alternative to, the GAAP information provided herein.

Earnings Measures—Gallagher believes that each of Adjusted EBITDAC and Adjusted EBITDAC margin, as defined below, provides a meaningful representation of its operating performance and improves the comparability of Gallagher’s results between periods by eliminating the impact of certain items that have a high degree of variability.

Adjusted EBITDAC is defined as earnings from continuing operations before interest, income taxes, depreciation, amortization and the change in estimated acquisition earnout payables (EBITDAC), further adjusted to exclude gains realized from sales of books of business, acquisition integration costs (i.e., Bollinger, Giles and Heath Lambert), earnout related compensation charges, workforce related charges, lease termination related charges, New Zealand earthquake claims administration costs, South Australia and claim portfolio transfer ramp up fees/costs, acquisition related adjustments and the impact of foreign currency translation, as applicable.

Adjusted EBITDAC margin is defined as Adjusted EBITDAC divided by Adjusted Revenues (defined below).

The most directly comparable GAAP measure for these non-GAAP earnings measures is net earnings. For the Brokerage Segment, the Risk Management Segment, and the two segments on a combined basis, net earnings was $140 million, $33 million and $173 million, respectively, in 2011, $156 million, $42 million and $198 million, respectively, in 2012, and $205 million, $46 million and $251 million in 2013.

Revenue and Expense Measures—Gallagher believes that Adjusted Revenues and Adjusted Operating Expense Ratio, each as defined below, provides stockholders and other interested persons with useful information that will assist such persons in analyzing Gallagher’s operating results as they develop a future outlook for Gallagher. Gallagher believes that Organic Growth provides a comparable measurement of revenue growth that is associated with the revenue sources that will be continuing in 2014 and beyond. Gallagher has historically viewed organic revenue growth as an important indicator when assessing and evaluating the performance of its Brokerage and Risk Management segments. Gallagher also believes that using this measure allows financial statement users to measure, analyze and compare the growth from its Brokerage and Risk Management segments in a meaningful and consistent manner.

Adjusted Revenues is defined as revenues, adjusted to exclude gains realized from sales of books of business, revenue from New Zealand earthquake claims administration and South Australia ramp up fees.

Adjusted Operating Expense Ratio is defined as operating expense, adjusted to exclude acquisition integration costs, South Australia and claim portfolio transfer ramp up costs, workforce related charges, lease termination related charges, acquisition related adjustments and the impact of foreign currency translation, as applicable, divided by Adjusted Revenues.

Organic Growth is defined as organic change in base commission and fee revenues, and excludes the first twelve months of net commission and fee revenues generated from acquisitions accounted for as purchases and the net commission and fee revenues related to operations disposed of in each year presented. These commissions and fees are excluded from organic revenues in order to help interested persons analyze the revenue growth associated with the operations that were a part of Gallagher in both the current and prior year. In addition, change in organic growth excludes the impact of supplemental commission and contingent commission revenues, and the period-over-period impact of foreign currency translation. The amounts excluded with respect to foreign currency translation are calculated by applying 2013 foreign exchange rates to the same periods in 2012. For the Risk Management segment, organic change in base domestic and international fee revenues excludes international performance bonus fees and New Zealand earthquake claims administration to improve the comparability of our results between periods by eliminating the impact of the items that have a high degree of variability or due to the limited-time nature of these revenue sources.

The most directly comparable GAAP measure for Adjusted Revenues and Organic Growth is revenues. For the Brokerage Segment, the Risk Management Segment, and the two segments on a combined basis, revenues were $1,827 million, $572 million and $2,399 million, respectively, in 2012 and $2,144 million, $611 million and $2755 million in 2013. For the Brokerage Segment, revenues were $533 million, $679 million, $783 million, $863 million, $946 million, $1,007 million, $1,114 million, $1,188 million, $1,276 million, $1,341 million, $1,556 million, $1,827 million and $2,144 million, in 2001, 2002, 2003, 2004, 2005, 2006, 2007, 2008, 2009, 2010, 2011, 2012 and 2013, respectively. The most directly comparable GAAP measure for Adjusted Operating Expense Ratio is operating expense, which was $247 million, $313 million and $370 million in 2008, 2012 and 2013, respectively, for the Brokerage Segment and $126 million, $138 million and $146 million in 2008, 2012 and 2013, respectively, for the Risk Management Segment.

Reconciliations – For other reconciliations, please see the examples set forth in “Reconciliation of Non-GAAP Measures and supplemental quarterly financial data “ on Gallagher’s Web site at www.ajg.com/IR.

3

Snapshot of Gallagher

Brokerage Segment

78% of revenue*

We sell insurance and consult on insurance programs

P&C and benefits

Retail and wholesale

Risk Management Segment

22% of revenue*

We adjust claims and help companies and carriers reduce their losses

Workers compensation, liability, managed care, property and auto

Modest amount of storm/quake claims

*Total Brokerage and Risk Management.

Brokerage Segment Revenues

Retail-P/C 56%

Domestic 77%

Wholesale 18%

Retail-Benefits 26%

International 23%

Risk Management Revenues

Workers Compensation 68%

Domestic 77%

Property 4%

Liability 28%

International 23%

Brokerage Segment – 2013

Adjusted Revenues

$2,250 $2,000 $1,750 $1,500

$1,824

17%

$2,139

Organic Growth in base commissions & fees

6.0% 5.0% 4.0% 3.0%

4.4%

2012

2012 2013

5.6%

2013

Adjusted EBITDAC

$550 $450 $350

$250

(in $M)

24%

$511

$413

2012 2013

Adjusted EBITDAC Margin

25.0%

24.0%

23.0%

22.0%

21.0%

22.7%

2012

23.9%

2013

See important disclosures regarding Non-GAAP measures on Page 3. 7

Risk Management Segment – 2013

Adjusted Revenues

$625 $600 $575 $550 $525

$563

2012

8%

$610

2013

Organic Growth in fees

10.0% 8.0% 6.0% 4.0% 2.0% 0.0%

4.0%

2012

9.3%

2013

Adjusted EBITDAC

$100 $95 $90 $85 $80 $75

(in $M)

$90

2012

$96

6%

2013

Adjusted EBITDAC Margin

20.0%

15.0%

10.0% 5.0% 0.0%

16.0%

2012

15.8%

2013

See important disclosures regarding Non-GAAP measures on Page 3. 8

Brokerage & Risk Mgmt Combined – 2013

Adjusted Revenues

$2,800 $2,600 $2,400 $2,200

$2,387

2012

15%

$2,749

2013

Organic Growth in base commissions & fees

7.0% 6.0% 5.0% 4.0% 3.0% 2.0%

4.0%

2012

6.0%

2013

Adjusted EBITDAC

$700 $600 $500 $400

(in $M)

$503

2012

21%

$607

2013

Adjusted EBITDAC Margin

23.0%

22.0%

21.0%

20.0%

19.0%

21.1%

2012

22.1%

2013

See important disclosures regarding Non-GAAP measures on Page 3. 9

Net Earnings from Clean Energy Investments

$80.0

$70.0

$60.0

$50.0

$40.0

$30.0

$20.0

$10.0

$0.0

-$10.0

(in $M)

-$4.8

2009

$7.5

2010

$3.9

2011

2012

$32.7

$63.7

2013

Dividends Declared as % of Cash Flows from Operating Activities

100% 75% 50% 25% 0%

62%

2009

52%

2013

Recap – What we delivered in 2013

What we said What we did

Improve organic growth in Brokerage Organic growth increased from 4.0%

& Risk Management in 2012 to 6.0% in 2013

M&A pipeline extremely full and look A record $385m in acquired revenues for partners that help build out includes our 2 largest acquisitions geographic/niche/program presence ever

Driving operational efficiencies to Adjusted Brokerage & Risk continue productivity gains – Management EBITDAC margin sourcing, real estate, offshore improved 100 basis points initiatives Intl expands retail footprint with Giles International expansion & others. 4 deals for $191m revenue.

Now largest retailer in U.K.

See important disclosures regarding Non-GAAP measures on Page 3.

Recap – What we delivered in 2013

What we said What we did

Heath integration completed in 3Q Complete Heath integration as planned Enhanced client service capabilities GB – IT investments without margin like analytics workbench while contraction maintaining margins Nearly double 2013 clean energy Total 2013 after tax earnings of earnings $63.7m Debt near 2 times EBITDAC Net debt is 1.8x adjusted EBITDAC P&C retail brokerage to convert to Project now essentially complete single agency system

Used about 75% cash and 25% Using primarily cash for acquisitions stock in 2013

See important disclosures regarding Non-GAAP measures on Page 3.

Dividends Per Share

$1.44*

$1.60

$1.40

$1.20

$1.00

$0.80

$0.60

$0.40

$0.20

$0.00

1984 2014

*Indicated – On January 23, 2014, Gallagher’s Board of Directors declared a $.36 per share first-quarter 2014 dividend.

Maintaining a Prudent Balance Sheet

Gallagher @

S&P 1000 2 12/31/2013 1

Net Debt $1,291

Stockholders’ Equity $2,086

Net Debt to Total Capital 38% 27%

Net Debt to Adjusted EBITDAC 1.8x 1.9x

$‘s in millions.

1. Using Gallagher’s 2013 Brokerage and Risk Management acquisition run-rate adjusted EBITDAC. Net Debt for Gallagher reflects $925m in term notes and $531m on the line of credit less $165m of cash on hand available for general corporate purposes.

2. Source for S&P 1000 data: Bloomberg as of 01/17/14.

See important disclosures regarding Non-GAAP measures on Page 3. 15

Environment

Economy

Carrier Position

Rates

Improving US Economy

Real GDP Growth

4% 3% 2% 1% 0% -1% -2% -3%

Source for data: Bureau of Economic Analysis

140,000 135,000 130,000 125,000 120,000 115,000

Jobs

Total Nonfarm Employees - Dec. values (in thousands) seasonally adjusted. Source for data: BLS

Short-term Rates

6% 4% 2% 0%

Average Annual Effective Fed Funds Rates. Source for data: Bloomberg

75 50 25

Business Confidence

Purchasing Managers Index – December values. Source for data: Institute for Supply Management. 17

2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013

UK Economy on the Rebound

Real GDP Growth

6% 4% 2% 0% -2% -4% -6%

Source for data: UK Office for National Statistics

31,000 30,000 29,000 28,000 27,000 26,000

Jobs

Source: UK Office for National Statistics (in thousands) Reflects year end values except 2013 is as of November.

Short-term Rates

6% 4% 2% 0%

UK Official Bank Rate – December values.

50 40 30 20 10 0

Business Confidence

Derived from Lloyds Banking Group’s Business in Britain survey

2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013

Indicators for US P/C Carriers – Stable Rate Environment

Combined Ratios

118.3

120 115 110 105 100 95 90

93.8

103.4

95.7

Source for calendar year combined ratio data: AM Best. Using 9 month 2013 data as of 01/20/14. 2012 and prior excludes certain large mortgage insurance and personal lines companies.

2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013

Premium/Statutory Surplus

1.6x

1.4x

1.2x

1.0x

0.8x

0.6x

Source for data : Total US P/C Industry from Best’s Statement File P/C US for 2001 – 2012 and Quarterly Statement File for 9 months 2013 (annualized). Prior to 2001, sources are A.M. Best and ISO via the Insurance Information Institute.

1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013

Investment Yields

8.0%

7.0%

6.0%

5.0%

4.0%

3.0%

2.0%

1.0%

Source for data : Total US P/C Industry from Best’s Statement File P/C US for 2001 – 2012 and Quarterly Statement File for 9 months 2013 (annualized) as of 01/20/14. Prior to 2001, sources are A.M. Best and ISO via the Insurance Information Institute.

$700 $600 $500 $400 $300 $200 $100

Statutory Surplus

($Billions) Source for data : Total US P/C Industry from Best’s Statement File P/C US for 2004 – 2012 and Quarterly Statement File for 9 months 2013 as of 0//20/14. Prior to 2004, sources are A.M. Best and ISO via the Insurance Information Institute.

Stable Rate Environment

Better for Clients

Better for Carriers

Better for Brokers

Plan For Growth – Organic

ORGANIC GROWTH

MEASURED AND ACQUISITIONS

GROWTH

PRODUCTIVITY AND QUALITY

MAINTAIN UNIQUE CULTURE

Driving Organic Growth

Grow Our

Provide Own Sales Focus

Mgmt. Cross Into Tools Selling Hire Niches

Experienced and Organic Training

Teams Growth

Enhance Carrier Compensation

Global Expansion

Driving Organic Growth

Grow Our

Provide Own Sales Focus

Mgmt. Cross Into Tools Selling Hire Niches

Experienced and Organic Training

Teams Growth

Enhance Carrier Compensation

Global Expansion

Driving Organic Growth

Grow Our

Provide Own Sales Focus

Mgmt. Cross Into Tools Selling Hire Niches

Experienced and Organic Training

Teams Growth

Enhance Carrier Compensation

Global Expansion

Simplified Organic Illustration

+10% +2% (-5%) +2%

Subject $1.0m SEE to net NEXT impact of PAGE Other Revenue Drivers

Renewal New Lost Impact of Impact of Other Current Base Business Business Rate on Exposure Revenue Year Prior Year Renewals on Drivers Revenue Renewals

All figures on this slide are used only for illustration purposes and are not estimates of Gallagher’s future performance.

Organic Illustration – Other Revenue Drivers

1. Client opt in

2. Client M&A

3. Expand share of wallet

4. Cross selling in AJG

1. Client opt out

2. Client M&A

3. Client out-of-business

4. Client moves to self insurance model

Commercial P&C Pricing

160 150 140 130 120 110 100 90 80

CPI 134

Rates 98

Commercial Rate Index reflects the cost of P&C premiums relative to the year 2000. Constructed using Counsel of Insurance Agents and Brokers (CIAB) data. CPI index uses data from the Bureau of Labor Statistics.

4th Q00 3rd Q 01 2nd Q 02 1st Q 03 4th q 03 3rd q 04 2nd q 05 1st q 06 4th q 06 3rd q 07 2nd q 08 1st q 09 4th q 09 3rd q 10 2nd q 11 1st q 12 4th q 12 3rd q 13

Carriers Have Been Getting Rate Increases

6.0% 4.0% 2.0% 0.0% -2.0% -4.0% -6.0% -8.0%

5.0%5.2% 4.4%4.3% 4.3% 3.9% 3.4% 2.7% 0.9%

-0.1%

-2.9%

-5.2%-5.4% -6.4%

CIAB—Change in Average Commercial Rates

2Q 2010 3Q 2010 4Q 2010 1Q 2011 2Q 2011 3Q 2011 4Q 2011 1Q 2012 2Q 2012 3Q 2012 4Q 2012 1Q 2013 2Q 2013 3Q 2013

Gallagher’s Sales Culture Performs Throughout the Entire Cycle

Gallagher Organic CIAB—Change in Avg. Commercial Rates

Hard Market Soft Market Firm Market

25.0%

19.8% 19.8%

20.0%

16.0%

14.0%

15.0%

10.0% Gallagher

10.0% Organic 5.0% 4.4%5.6% 8.1% 3.1% 5.0% 2.0% 2.0% 2.0% -0.8% 4.4% CIAB

-1.7% 4.3% 0.0% -2.4% 0.2% -5.0% -4.1% -5.2% -5.4% -5.6% -10.0% -8.0% -11.0% -12.1% -15.0% 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013

2013 CIAB is YTD as of 3Q. Gallagher’s Brokerage Segment Organic Growth including Supplemental Commissions. See important disclosures regarding Non-GAAP measures on Page 3.

Plan For Growth – M&A

ORGANIC GROWTH

MEASURED AND ACQUISITIONS

GROWTH

PRODUCTIVITY AND QUALITY

MAINTAIN UNIQUE CULTURE

M&A Looking Forward – Opportunities Continue

Gallagher Limited Gallagher’s Vast Pipeline Core Acquisition Units Consolidators Competency Domestic and International Retail P&C

Markets Highly Fragmented

Wholesale Culture 18,000 agents/brokers Benefits in the U.S. Gallagher Proven International History of Doing the Baby boomers Deal looking for exit MGA strategy Ability to MGU Integrate Need Gallagher’s Expertise Captive

Strong Acquisition Momentum

$400 $350 $300 $250 $200 $150 $100 $50

$0

2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013

Domestic Brokerage Int’l Brokerage 2011 Heath Lambert; 2013 Bollinger and Giles Risk Management

Annualized revenues acquired (in $Ms). 32

Current Gallagher U.S. Locations

ities with population of 100,000+ where Gallagher has no presence.

Larger Cities With Expansion Potential

International Correspondent Brokers

Client Capabilities in More Than 140 Countries

Strong International M&A

Heath Lambert Giles Group of Companies All others

$200 $150 $100 $50 $0

2010 2011 2012 2013

Annualized revenues acquired (in $Ms) 36

International Expansion

Position Gallagher as a top 5 U.K. broker

Strengthen Gallagher’s retail distribution platform and underwriting footprint in the U.K.

Expanding scale outside London

Results of

Complement and strengthen niche practice Gallagher focus groups – Alesco energy build out on International Expanding depth of London specialty units Expansion Cross-selling opportunities through combined operations

Establish brand recognition outside the U.S.

Larger operational platform drives efficiencies

Presence in Australia and Latin America for future development

Bollinger and Giles Summary

Integrated across three business units—retail P&C, Bollinger benefits and wholesale

On track to generate approx $40m of annualized August 2013 EBITDAC in 2014 before integration costs

Combined parallel operations into five core Giles businesses – retail P&C, healthcare, underwriting, November wholesale and personal lines 2013 On target to generate annualized EBITDAC of approx $48m in 2014 before integration costs

Will incur approx $0.03 per share of integration costs on a combined basis through Q1 2015

Productivity and Quality

MERGERS AND ACQUISITIONS

ORGANIC GROWTH

PRODUCTIVITY AND QUALITY

GROWTH

MAINTAIN UNIQUE CULTURE

Optimizing

Productivity Established

& Quality Controlling

Building Productivity Tools – DMS and Workflow

Optimizing Real Estate Footprint

Established Offshore Centers of Excellence

Building Productivity Tools – DMS and Workflow

Utilizing Sourcing to Manage Expenses

Leveraging Utilizing Sales Force Sourcing to Management Manage Tools Improving Expenses

Investing in Business Intelligence

improving Productivity and

Quality

Investing in Business DMS Intelligence

Standardizing Real Estate Processes and Footprint Systems

Reasons for Offshore Centers of Excellence

Foster Innovation

Reduce Costs

Increase Speed to Market

Improve Quality

Focus on Core

Offshore Centers of Excellence Update

Began the initiative in 2005 with 6 associates in one offshore location

We now have more than 1700 associates in four locations Back and Utilized for processes such as:

Middle Office

Policy checking

Processes

Certificates insurance

Auto ID cards

IT support

Accounting support

Substantially improved quality and reduced E&O costs

Back Office Infrastructure – 2004

Global Corporate Systems

Email

Back Office – Today

GENERAL LEDGER

DATA WAREHOUSE

EMAIL

HR/PAYROLL

REAL ESTATE LEASING T&E

PLANNING

DOCUMENT MANAGEMENT

Corporate intranet

Global Corporate Systems

Current Front Office Activity

CRM – CUSTOMER RELATIONSHIP

DATA

EXTERNAL CLIENT PROSPECTING TOOLS

CENTRALIZED AGENCY SYSTEM

INTERNAL BROKER SOCIAL MEDIA CLIENT COMMUNICATION TOOLS

Divisional Sales Systems

Single Division-Wide Agency System

Single Agency System

Real-time, single point of access for all data

Lower costs

Strengthens internal controls by reducing number of tools and processes

Consistent data

Automated, streamlined financial reporting with standard metrics

M&A integration & training is easier

Adapt quickly to changes

Reduces need for IT personnel, hardware, and software costs

Easier to adopt business process improvements

Productivity Advances in 2013

Benefits of “Quiet” Projects

Sourcing

Global sourcing programs into Australia, U.K. and India Negotiated savings in IT, software and telecom Sourcing rebate collection

Real Estate

Consolidated operations in London and moved to new location Consolidation of U.S. locations as leases expired and co-located P&C with benefits

Quality Metrics

Efficiency Improvements Drive Quality

Reduced policy delivery from 30 to 10

Achieved 98% quality rate days

Reduced certificate of insurance delivery

Improved quality rate to 99% expense by 20%

Implemented claims adjusters enhanced Realized 20% improvement on adjuster quality audit programs quality rate

Standardized and automated data capturing

Better and more timely information to clients for proposal generation – reducing for renewal production time by 80+%

Centralized billing to clients—normally done Reduces time and errors while improving in every branch now done by small team in cash flows and increasing cost savings on Itasca resources

Standardizes and automates data processes, Consolidated 5 regional accounting centers improves report timing, reduces errors to 1 divisional accounting in Itasca savings on resources

Reducing Adjusted Operating Expense Ratio

Brokerage

22.0%

21.0%

20.0%

19.0%

18.0%

17.0%

16.0%

20.8%

2008

16.7%

2013

Risk Management

28.0%

27.0%

26.0%

25.0%

24.0%

23.0%

27.0%

2008

23.9%

2013

See important disclosures regarding Non-GAAP measures on Page 3. 49

AJG – 2013 Ins Broking

CEO of the Year ? AJG Intl – 2013 Best Broker M&A Deal Reactions Magazine of the Year – Reactions Magazine AJG Risk Mgmt – 2013 AJG – 2013 Ranked Top Ten Best Companies Risk Mgmt Provider of for Leaders – Chief Executive Magazine the Year –

Midcontinent Oil &

Gas Awards GB UK – 2013 Investor in People

UK National Standard

AJG U.K. Retail – 2013 Commercial Lines AJG Intl/GCM – 2013 Best Latin Broker of the Year – Insurance Times American/Caribbean Insurance Broker – Global Finance

AJG Intl/OIM – 2013

E?Business Award – AJG Intl – 2013 Best Mid?Sized Insurance Brokering Insurance Age company for U.S. business ?Reactions Magazine

GB US – 2013 Best Commercial TPA AJG – 2012 #1 Overall Client

– Overall TPA Buyers Choice Winner Satisfaction for Large Corporations –

– Business Insurance Greenwich Associates

Culture

MERGERS AND ACQUISITIONS

GROWTH

ORGANIC GROWTH

PRODUCTIVITY AND QUALITY

MAINTAIN UNIQUE CULTURE

Maintain Unique Culture

Shared values at Arthur J. Gallagher & Co. are the rock foundation of the Company and our Culture.

What is a Shared Value These are concepts that the vast majority of the movers and shakers in the

Company passionately adhere to. What are some of Arthur J. Gallagher & Co.’s Shared Values

I. We are a Sales and Marketing Company dedicated to providing excellence in Risk Management Services to our clients.

2. We support one another. We believe in one another. We acknowledge and respect the ability of one another.

3. We push for professional excellence.

4. We can all improve and learn from one another.

5. There are no second-class citizens—everyone is important and everyone’s job is important.

6. We’re an open society.

7. Empathy for the other person is nota weakness.

8. Suspicion breeds more suspicion. To trust and be trusted is vital.

9. Leaders need followers. How leaders treat followers has a direct impact on the effectiveness of the leader

10.	Interpersonal business relationships should be built.
11.	We all need one another. We are all cogs in a wheel.
12.	No department or person is an island.
13.	Professional courtesy is expected.
14.	Never ask someone to do something you wouldn’t do yourself.

15. I consider myself support for our Sales and Marketing. We can’t make things happen without each other. We are a team.

IS. Loyalty and respect are earned—not dictated.

17.	Fear is a turnoff.
18.	People skills are very important at Arthur J. Gallagher & Co.
19.	We’re a very competitive and aggressive Company.
20.	We run to problems—not away from them.
21.	We adhere to the highest standards of moral end ethical behavior.
22.	People work harder and are more effective when they’re turned on—not turned off.
23.	We are a warm, close Company. This is a strength—not a weakness.
24.	We must continue building a professional Company—together—as a team.

25. Shared values can be altered with circumstances but- carefully and with tact and consider ation for one another’s needs.

When accepted Shared Values are changed or challenged, the emotional impact and negative feelings can damage the Company.

— Robert E. Gallagher May 1984

One of the World’s Most Ethical Companies

as Recognized by Ethisphere

Industry-leading commitment to ethics and dedication to integrity

Chosen for:

Promoting ethical business standards and practices

Exceeding legal compliance standards

Innovating to benefit the public

Demonstrating that corporate citizenship is tied to company success

Globally, only 145 organizations named

A Top Ten Best Company for Leadership Development

As Recognized by Chief Executive Magazine – 2013

Recognized for:

‰High percentage of senior and mid-manager positions filled internally

‰Formal leadership process

‰Commitment to leadership development program

Why Invest? You Believe Our Company Has:

Right management Unique culture Proven growth strategy Continuing M&A opportunities Increasing productivity Higher quality Prudent debt Strong balance sheet Excellent return to shareholders

Gallagher is well positioned for 2014 and beyond

MANAGEMENT

ORGANIC

PRODUCTIVITY

STRONG

BALANCE

SHEET

EXCELLENT

RETURNS

GREAT

DIVIDENDS

CULTURE

MERGERS &

ACQUISITIONS

QUALITY

PRUDENT DEBT

Why Invest We Are Just Getting Started

AJG

386%

S&P 500

64%

Source for data: Bloomberg. Total returns from 1/1/2000 – 12/31/2013 include reinvestment of dividends. 56

Questions & Answers

For Additional Information:

Marsha Akin

Director – Investor Relations

Marsha_Akin@ajg.com

Phone: 630-285-3501